SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):
May 22, 2003

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Varick Street, 6th Floor,
New York, New York 10014
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (212) 645-1405

Item 5. Other Events

          On May 22, 2003, ImClone Systems Incorporated issued a press release announcing the receipt of a written determination of a Nasdaq Listings Qualification Panel regarding the continued listing of ImClone’s common stock on The Nasdaq National Market. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7. Exhibits

          (c) Exhibits

99.1	Press Release dated May 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ImClone Systems Incorporated

By:	/s/ Clifford R. Saffron
Name: Clifford R. Saffron Title: Senior Vice President, Legal and General Counsel

Date: May 22, 2003

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated May 22, 2003